OUR CREDIT NO.	ISSUE DATE	EXPIRY DATE	LETTER OF CREDIT AMOUNT
XXX	11/07/ 2002	11/08/2003	USD $2,400,000
BENEFICIARY	APPLICANT
BALLARD POWER SYSTEMS INC. 9000 GLENLYON PARKWAY BURNABY, BRITISH COLUMBIA CANADA, V51 519	MILLENNIUM CELL INC. 1 INDUSTRIAL WAY WEST EATONTOWN, NJ 07724

DEAR BENEFICIARY:

WE HEREBY ESTABLISH OUR CLEAN STANDBY LETTER OF CREDIT IN YOUR FAVOR, AS BENEFICIARY, WHICH IS AVAILABLE BY PAYMENT AGAINST THE FOLLOWING DOCUMENTS:

1)	A DOCUMENT TITLED ON ITS FACE "SIGHT DRAFT" IN ACCORDANCE WITH EXHIBIT A, ATTACHED HERETO AND APPROPRIATELY COMPLETED.
2)	AN ORIGINAL OF A "CERTIFICATE OF DRAW", IN THE FORM OF EXHIBIT B, ATTACHED HERETO, APPROPRIATELY COMPLETED AND SIGNED BY AN AUTHORIZED OFFICER OF THE BENEFICIARY.
3)	THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENTS, IF ANY, FOR OUR ENDORSEMENT. (IF YOUR DEMAND REPRESENTS A PARTIAL DRAWING HEREUNDER, WE WILL ENDORSE THE ORIGINAL CREDIT AND RETURN SAME TO YOU FOR POSSIBLE FUTURE CLAIMS. IF, HOWEVER, YOUR DEMAND REPRESENTS A FULL DRAWING OR IF SUCH DRAWING IS PRESENTED ON THE DAY OF THE RELEVANT EXPIRATION DATE HEREOF, WE WILL HOLD THE ORIGINAL FOR OUR FILES AND REMOVE SAME FROM CIRCULATION.)

THIS LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING AND SUCH UNDERTAKING SHALL NOT IN ANY WAY BE MODIFIED, AMENDED OR AMPLIFIED BY REFERENCE TO ANY DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR IN WHICH THIS LETTER OF CREDIT IS REFERRED TO OR TO WHICH THIS LETTER OF CREDIT RELATES AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO INCORPORATE HEREIN BY REFERENCE ANY DOCUMENT OR INSTRUMENT.

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ONE YEAR FROM THE PRESENT OR ANY FUTURE EXPIRY DATE UNLESS AT LEAST 60 DAYS (SIXTY DAYS) PRIOR TO SUCH EXPIRATION DATE, WE NOTIFY YOU IN WRITING BY CERTIFIED MAIL OR EXPRESS COURIER THAT WE ELECT NOT TO RENEW THIS LETTER OF CREDIT FOR ANY SUCH ADDITIONAL ONE YEAR PERIOD. HOWEVER, THIS STANDBY LETTER OF CREDIT SHALL NOT BE EXTENDED BEYOND 11/22/2005 WHICH WILL BE CONSIDERED THE FINAL EXPIRATION DATE.

WE ENGAGE WITH YOU THAT ALL DOCUMENTS PRESENTED IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT WILL BE DULY HONORED BY US IF DELIVERED TO WACHOVIA BANK, NATIONAL ASSOCIATION, ATTN: LETTER OF CREDIT DEPARTMENT, MAIL CODE NC 6034, 401 LINDEN STREET, WINSTON-SALEM, NORTH CAROLINA 27101, PRIOR TO 3 P.M. ON OR BEFORE THE EXPIRATION DATE HEREOF.

SEE CONTINUATION

ATTACHED TO AND FORMING PART OF STANDBY CREDIT NO. XXX PAGE TWO

UPON RECEIPT BY THE UNDERSIGNED OF A CERTIFICATE IN THE FORM OF EXHIBIT C ATTACHED HERETO SIGNED BY AN AUTHORIZED OFFICER OF BENEFICIARY, STATING THAT THE AGGREGATE OUTSTANDING PRINCIPAL AMOUNT OF THE DEBENTURE HAS BEEN REDUCED BY EITHER PAYMENT OR CONVERSION INTO CAPITAL STOCK AND SETTING FORTH THE AMOUNT OF SUCH REDUCTION, AND ACCOMPANIED BY THE ORIGINAL COPY OF THIS STANDBY LETTER OF CREDIT, WE WILL ENDORSE THIS STANDBY LETTER OF CREDIT TO REFLECT A REDUCTION OF THE UNDRAWN FACE AMOUNT THEREOF BY AN AMOUNT EQUAL TO THE AMOUNT OF SUCH REDUCTION AS SET FORTH IN SUCH CERTIFICATE, AND WILL RETURN SUCH STANDBY LETTER OF CREDIT TO BENEFICIARY. IT IS A CONDITION OF THIS LETTER OF CREDIT THAT DOCUMENTS MAY ALSO BE PRESENTED AT THE COUNTERS OF OUR NEW YORK BRANCH LOCATED AT 11 PENN PLAZA, NEW YORK, NY 10001 FOR FURTHER DELIVERY TO WACHOVIA BANK, NATIONAL ASSOCIATION, ATTN: LETTER OF CREDIT DEPARTMENT, MAIL CODE NC 6034, 401 LINDEN STREET, WINSTON-SALEM, NORTH CAROLINA 27101.

NOTE: IN THE EVENT THAT THE BENEFICIARY ELECTS TO PRESENT DOCUMENTS AT THE COUNTER OF OUR NEW YORK BRANCH, THE BENEFICIARY MUST IMMEDIATELY INSTRUCT THE BRANCH MANAGER TO CONTACT ONE OF THE FOLLOWING PERSONS IN THE STANDBY LETTER OF CREDIT DEPARTMENT:
1) SHARON PEACE, (336) 735-3245
2) TIRA MCGEE (336) 735-3345

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED HEREIN THIS LETTER OF CREDIT IS SUBJECT TO THE "INTERNATIONAL STANDBY PRACTICES 98 (1SP 98), PUBLICATION NO. 590." ALL INQUIRIES REGARDING THIS CREDIT SHOULD BE DIRECTED TO US AT OUR PHONE NUMBER 1-800-776-3862.

VERY TRULY YOURS,
WACHOVIA BANK, NATIONAL ASSOCIATION

/s/ Linda A. Hampton
(AUTHORIZED SIGNATURE)

EXHIBIT A

SIGHT DRAFT

$__________________	[CITY], [STATE] [MONTH] __, 200_

     AT SIGHT, PAY TO THE ORDER OF BALLARD POWER SYSTEMS INC. THE SUM OF [AMOUNT IN WORDS] DOLLARS ($__________).

     VALUE RECEIVED, AND CHARGE TO THE ACCOUNT OF MILLENNIUM CELL INC.
     DRAWN UNDER WACHOVIA BANK, NATIONAL ASSOCIATION STANDBY LETTER OF CREDIT NO. XXX, DATED NOVEMBER 7, 2002, ISSUED BY WACHOVIA BANK, NATIONAL ASSOCIATION IN FAVOR OF BALLARD POWER SYSTEMS INC. FOR THE ACCOUNT OF MILLENNIUM CELL INC.

BALLARD POWER SYSTEMS INC.

BY:____________________ NAME: TITLE:

PLEASE REMIT PROCEEDS TO OUR ACCOUNT AT:

EXHIBIT B

CERTIFICATE OF DRAW

      THE UNDERSIGNED HEREBY CERTIFIES TO WACHOVIA BANK, NATIONAL ASSOCIATION (THE "BANK") WITH REFERENCE TO THE STANDBY LETTER OF CREDIT NO. XXX (THE "LETTER OF CREDIT") ISSUED BY THE BANK IN FAVOR OF BALLARD POWER SYSTEMS INC. THAT:

1.	I AM THE __________ OF BALLARD POWER SYSTEMS INC. AND AM AUTHORIZED TO EXECUTE AND DELIVER THIS CERTIFICATE TO THE BANK ON BEHALF OF BALLARD POWER SYSTEMS INC.
2.	PURSUANT TO SECTION 2(d) OF THE SECURED CONVERTIBLE DEBENTURE DATED _________ ___, 2002, MADE BY MILLENNIUM CELL INC. PAYABLE TO THE ORDER OF BALLARD POWER SYSTEMS INC. IN THE ORIGINAL PRINCIPAL AMOUNT OF $2,400,000 (THE "DEBENTURE"), BALLARD POWER SYSTEMS INC. IS ENTITLED TO $_____________ UNDER THE LETTER OF CREDIT.
3.	THE AMOUNT OF THE LETTER OF CREDIT DISBURSEMENT DEMANDED HEREBY IS $______________.

      IN WITNESS WHEREOF, I HAVE HEREUNTO SET MY HAND THIS __ DAY OF _____ 200__.

BALLARD POWER SYSTEMS INC.

BY:___________________________ NAME: TITLE:

EXHIBIT C

CERTIFICATE OF REDUCTION

     THE UNDERSIGNED HEREBY CERTIFIES TO WACHOVIA BANK, NATIONAL ASSOCIATION (THE "BANK") WITH REFERENCE TO THE STANDBY LETTER OF CREDIT NO. XXX (THE "LETTER OF CREDIT") ISSUED BY THE BANK IN FAVOR OF BALLARD POWER SYSTEMS INC., THAT:

1.	I AM THE ____________ OF BALLARD POWER SYSTEMS INC. AND AM AUTHORIZED TO EXECUTE AND DELIVER THIS CERTIFICATE TO THE BANK ON BEHALF OF BALLARD POWER SYSTEMS INC.
2.	THE UNDRAWN FACE AMOUNT OF THE LETTER OF CREDIT AS OF THE DATE HEREOF EQUALS $__________.
3.	THE AGGREGATE OUTSTANDING PRINCIPAL AMOUNT UNDER THE SECURED CONVERTIBLE DEBENTURE DATED ______________ MADE BY MILLENNIUM CELL INC. PAYABLE TO THE ORDER OF BALLARD POWER SYSTEMS INC. IN THE ORIGINAL PRINCIPAL AMOUNT OF $2,400,000 (THE "DEBENTURE") HAS BEEN REDUCED BY [PAYMENT IN THE AMOUNT OF $______ BY MILLENNIUM CELL INC.] [VIRTUE OF THE CONVERSION OF $_________ OF SUCH PRINCIPAL AMOUNT OUTSTANDING ON THE DEBENTURE INTO SHARES OF CAPITAL STOCK OF MILLENNIUM CELL INC.] ON ______, 200_.
4.	WE CONSENT TO A REDUCTION IN THE UNDRAWN FACE AMOUNT OF THE LETTER OF CREDIT TO $ _________________, REPRESENTING THE PRINCIPAL AMOUNT REDUCTION SET FORTH IN PARAGRAPH 3 ABOVE, [LESS $_________, THE AMOUNT OF PREMIUM OWING UNDER THE DEBENTURE], AS OF [INSERT DATE SET FORTH IN PARAGRAPH 3 ABOVE].
5.	THE ORIGINAL COPY OF THE LETTER OF CREDIT IS ATTACHED HERETO.

     IN WITNESS WHEREOF, I HAVE HEREUNTO SET MY HAND THIS __ DAY OF _____ 200__.

BALLARD POWER SYSTEMS INC.

BY:___________________________ NAME: TITLE:

[APPLICANT]

BY:___________________________ NAME: TITLE: